EXHIBIT 23.1



                         CONSENT OF INDEPENDENT AUDITORS


        As independent auditors, we hereby consent to the incorporation of our report, dated January 22, 1999, incorporated by reference in this annual report of Commonwealth Biotechnologies, Inc. on Form 10-KSB, into the Company's previously filed Form S-8 Registration Statement File No. 333-51995.


/s/ McGladrey & Pullen, LLP

Richmond, Virginia
March 30, 1999